SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) - October 22, 2003


                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


TENNESSEE                             000-4491                   62-0803242
(State or Other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                   File Number)            Identification No.)


                    165 MADISON AVENUE
                    MEMPHIS, TENNESSEE                          38103
             (Address of Principal Executive Office)          (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption in accordance with the guidance provided in SEC Release Nos. 33-8216; 34-47583], is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Tennessee National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
---------                  ------------

99.1              Earnings Release for Quarter Ended 9/30/03



ITEM 9.  INFORMATION FURNISHED UNDER ITEM 12
         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished  as  Exhibit  99.1  is  a  copy  of  First   Tennessee   National
Corporation's earnings release for the quarter ended September 30, 2003, which was issued October 22, 2003.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST TENNESSEE NATIONAL CORPORATION

Date: October 22, 2003     By: /s/James F. Keen
                               -------------------------------------------------
                         Name: James F. Keen
                        Title: Executive Vice President, Chief Financial Officer
                               and Corporate Controller



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
                                  Exhibit Index
                                  -------------

The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption], is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
---------                  -----------

99.1              Earnings Release for Quarter Ended 9/30/03


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